SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 9, 2003

PORTOLA PACKAGING, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

033-95318	94-1582719
(Commission File Number)	(IRS Employer Identification No.)

890 Faulstich Court, San Jose, California	95112
(Address of Principal Executive Offices)	(Zip Code)

(408) 453-8840
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

On December 9, 2003, Portola Packaging, Inc. issued a press release announcing its intention to raise $180 million through a private offering of Senior Notes.  A copy of the press release is filed as Exhibit 99.01 to this report and incorporated herein by reference.

On January 27, 2004, Portola Packaging, Inc. issued a press release announcing that it had closed a private offering of $180 million of its 8 ¼% Senior Notes due February 1, 2012.  The notes were issued in a private offering in accordance with Rule 144A and Regulation S under the Securities Act of 1933, as amended.  A copy of the press release is filed as Exhibit 99.02 to this report and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)     Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Exhibit Title

99.01	Press Release dated December 9, 2003, issued by Portola Packaging, Inc.

99.02	Press Release dated January 27, 2004, issued by Portola Packaging, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTOLA PACKAGING, INC.

Date: February 5, 2004	By:	/s/ DENNIS L. BERG
Dennis L. Berg
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.01	Press Release dated December 9, 2003, issued by Portola Packaging, Inc.

99.02	Press Release dated January 27, 2004, issued by Portola Packaging, Inc.